UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 27, 2013

(Date of earliest event reported)

RTI INTERNATIONAL METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-14437	52-2115953
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor

1550 Coraopolis Heights Road

Pittsburgh, Pennsylvania 15108-2973

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 893-0026

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 24, 2013, the Company filed Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K/A”) in connection with the correction of revenue recognition errors related to approximately 25 contracts that had not been correctly accounted for under Accounting Standards Codification (“ASC”) 605-35. As previously disclosed, the affected contracts were related to projects of the Company’s Engineered Products and Services Segment primarily for use in offshore oil and gas drilling; a market that, while growing, currently represents less than 10% of the Company’s consolidated net sales.

During the course of its closing process for the fiscal quarter ended September 30, 2013, the Company’s management discovered that a computational error had been made in calculating the effect of the original corrections discussed above. This discovery resulted in management recommending to the Audit Committee of the Board of Directors (the “Audit Committee”) that the Company’s previously filed financial statements for the year ended December 31, 2012 be restated through the filing of Amendment No. 2 to its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Amendment”). The Audit Committee, after consultation with the Company’s management and with the concurrence of PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, approved this recommendation on October 27, 2013, and concluded that the Company’s previously filed financial statements for the year ended December 31, 2012 should no longer be relied upon. The Company intends to file the Amendment as soon as practicable.

The Amendment will restate the Company’s financial statements for the year ended December 31, 2012 to correct misstatements caused by errors in certain spreadsheets used to implement the correct revenue recognition methodology under ASC 605-35 during the preparation of the Form 10-K/A. Specifically, multiple spreadsheets were created and used during the most recently completed fiscal quarter to calculate historic revenue and cost of goods sold under the contracts for which the Company was required to apply a percentage of completion methodology under ASC 605-35. During the Company’s third quarter closing process, the Company determined that one of these spreadsheets inadvertently contained computational errors that resulted in an inaccurate calculation of the revenues and cost of sales for these contracts.

These errors preliminarily resulted in an overstatement of net sales and operating income for the year ended December 31, 2012 by $1.5 million as compared to the amounts set forth in the Form 10-K/A. These amounts are in addition to the misstatements of the full year 2012 amounts that were reported originally in the Form 10-K/A. The Company has determined that the impact of these errors is material to the December 31, 2012 financial statements and consequently will restate its Annual Report on Form 10-K/A through the filing of the Amendment.

In addition, the Company has determined that the impact of these errors to the 2011 financial statements (overstatement of net sales by $0.9 million and operating income by $0.2 million) and the quarterly periods in 2013 (overstatement of net sales of $0.7 million and $0.2 million and operating income of $0.6 million and $0.2 million for each of the three months ended March 31 and June 30, 2013, respectively), is not material to the associated financial statements and consequently will reflect the impact of 2011 and 2013 errors in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2013. The financial statements for the three months ended March 31, 2013 and the three and six months ended June 30, 2013 will be revised in future filings.

As previously disclosed in the Form 10-K/A, management has concluded that the Company’s internal control over financial reporting as of December 31, 2012 and its disclosure controls and procedures as of December 31, 2012, March 31, 2013, and June 30, 2013 were not effective in part because of the material weaknesses previously disclosed that led to the Company’s initial restatement of its fiscal year 2012 consolidated financial statements and the financial statements contained in its first quarter 2013 quarterly report. The Company has determined that the errors described above resulted from the material weakness in the design of controls over percentage of completion accounting as previously disclosed in Item 9A of the Form 10-K/A. The Company continues its process of instituting measures to address all of the material weaknesses in internal control over financial reporting and disclosure controls and procedures.

Item 7.01	Regulation FD Disclosure.

As of the date of filing of this Current Report on Form 8-K, the Company is substantially complete with the preparation of its financial results for the quarter ended September 30, 2013 and is currently reaffirming its previously-issued full year 2013 guidance. The Company previously announced that it expects full year net sales to approach and possibly exceed $775 million, total mill product shipments to approach 16.5 million pounds, and operating income in the range of $65 million to $75 million. The Company currently expects operating income in the higher end of this range.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES

LITIGATION REFORM ACT OF 1995

Statements in this filing relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. These risks and uncertainties include, but are not limited to, the impact of the correction of our revenue recognition accounting, global economic and political uncertainties, the concentration of our revenue within the commercial aerospace and defense industries, actual build-rates, production schedules and titanium content per aircraft for commercial and military aerospace programs, the successful completion and integration of completed acquisitions, military spending generally and in particular, demand from the Joint Strike Fighter program, the competitive nature of the markets for specialty metals, the ability of the Company to obtain adequate raw materials, loss of confidence relating to ineffective internal controls, the historic cyclicality of the titanium and commercial aerospace industries, the successful completion of the Company’s capital expansion projects, our ability to successfully integrate newly acquired businesses and other risks and uncertainties described and included in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the year ended December 31, 2012, and the exhibits attached thereto. Because such forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The information contained in this release is qualified by and should be read in conjunction with the statements and notes filed with the Securities and Exchange Commission on Forms 10-K and 10-Q, as may be amended from time to time. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: October 28, 2013	By:	/s/ William T. Hull
	Name:	William T. Hull
	Title:	Senior Vice President & Chief Financial Officer